Exhibit 99.2



           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
                                OF 2002


In connection with the Quarterly Report on Form 10-Q of CNF Inc. (the "Company") for the quarterly period ended March
31, 2003 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Gregory L. Quesnel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  (1)  The Report fully complies with the requirements of
       section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification accompanies the Report pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


/s/ Gregory L. Quesnel
------------------------------
Name:  Gregory L. Quesnel
Title: Chief Executive Officer
Date:  May 9, 2003